UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016

Sykes Enterprises, Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive, Suite 2800, Tampa, Florida	33602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 274-1000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Four proposals described fully in the 2016 Proxy Statement of Sykes Enterprises, Incorporated (the “Company”), were presented for approval at the Company’s 2016 Annual Meeting of Shareholders (the “Annual Meeting”) held on May 17, 2016. As of the record date, 42,782,509 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 39,453,994 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

The shareholders of the Company voted on the following four matters:

Proposal 1: Election of Directors

There were three Class II and one Class III director positions up for election at the Annual Meeting. The following persons were nominated and elected to serve as directors of the Company until the 2019 Annual Meeting of Shareholders: Paul L. Whiting, Lt. General Michael DeLong (Ret.), and Carlos E. Evans. The following person was nominated and elected to serve as a director of the Company until the 2018 Annual Meeting of Shareholders: Vanessa C.L. Chang. The voting results for each nominee were as follows:

Name	For	Against	Abstain

Paul L. Whiting	37,836,569	137,230	13,559

Lt. General Michael DeLong (Ret.)	37,846,775	126,218	14,365

Carlos E. Evans	37,721,371	244,105	21,882

Vanessa C.L. Chang	37,847,244	126,652	13,462

Proposal 2: Advisory Vote to Approve Executive Compensation

The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the 2016 Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
37,445,050	478,911	63,397	—

Proposal 3: Approval of the Material Terms of the Performance Goals Specified in the 2011 Equity Incentive Plan

The proposal to approve the material terms of the performance goals of the Company’s 2011 Equity Incentive Plan, as disclosed in the 2016 Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
36,805,631	1,141,846	39,881	—

Proposal 4: Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 31, 2016 and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2016, and express an opinion thereon, as disclosed in the 2016 Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
39,257,331	177,074	19,589	—

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED

By:	/s/ John Chapman
John Chapman Executive Vice President and Chief Financial Officer

Date: May 17, 2016